Note 13 - Sale of 50% Membership Interest in GB Sciences Louisiana, LLC - Deconsolidation (Details) - USD ($)		12 Months Ended
	Nov. 15, 2019	Mar. 31, 2021	Mar. 31, 2020
Gain on deconsolidation	$ 4,393,242	$ 0	$ 4,393,242
GB Sciences Louisiana, LLC [Member]
Present value of promissory note	6,610,592
Carrying amount of non-controlling interest	8,707,651
Total	15,318,243
Carrying amount of assets	14,715,798
Carrying amount of liabilities	(3,790,797)
Net assets deconsolidated	$ 10,925,001